Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (“Third Amendment”) is made and entered into on June 11, 2025 (the “Effective Date”), by and between NITROGEN PROPCO 2020, L.P., a Delaware limited partnership (“Landlord”), and IMMUNOME, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A.
Landlord and Tenant entered into that certain Lease dated October 5, 2023 (the “Original Lease”), as amended by that certain First Amendment to Lease dated May 13, 2024 (the “First Amendment”) and that certain Second Amendment to Lease dated December 16, 2024 (the “Second Amendment” and together with the Original Lease and the First Amendment, the “Lease”) pursuant to which Landlord leases to Tenant and Tenant leases from Landlord approximately 29,344 rentable square feet of space located on the first (1st) floor commonly known as Suites 100 and 110 (the “Premises”), in that certain building located at 18702 North Creek Parkway, Bothell, Washington (the “Building”), which Building is located in that certain project commonly known as “Alloy Innovation Center” (the “Project”).
B.
Landlord and Tenant acknowledge and agree that Landlord and Tenant are parties to that certain Lease dated December 16, 2024 (the “Original Building 3 Lease”), as amended by that certain First Amendment to Lease of date even herewith (the “Building 3 First Amendment” and together with the Original Building 3 Lease, the “Building 3 Lease”) whereby Landlord leases to Tenant and Tenant leases from Landlord the entirety of another building in the Project commonly known as Building 3 and located at 18804 North Creek Parkway, Bothell, Washington 98011 (the “Building 3 Premises”).
C.
Pursuant to the Building 3 First Amendment, Tenant exercised its right to increase the Tenant Improvement Allowance (as that term is defined in the Original Building 3 Lease) by […***…] (the “Additional Building 3 Allowance”), which Additional Building 3 Allowance shall be repaid by Tenant as an increase in the Base Rent applicable to the Premises and the Building 3 Premises from and after April 1, 2026 and continuing until the expiration of the Lease Term (as previously extended).
D.
Landlord and Tenant desire to (i) increase the Base Rent amount payable by Tenant with respect to the Premises by an amount equal to the “Existing Premises Additional Monthly Base Rent” (as that term is defined in the Original Building 3 Lease), and (ii) otherwise amend the Lease on the terms and conditions set forth in this Second Amendment.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.
Capitalized Terms. As of the Effective Date, all of the references to the “Lease” in the Lease and this Third Amendment shall mean the Lease as modified by this Third Amendment; and all capitalized terms used herein shall have the same respective meanings as are given such terms in the Lease, unless expressly provided otherwise in this Third Amendment.
2.
Base Rent.
2.1
Period Prior to April 1, 2026. All monthly installments of Base Rent for the Premises payable prior to April 1, 2026 shall be paid by Tenant to Landlord in accordance with the terms of the Lease.
2.2
Period From and After April 1, 2026. Commencing on April 1, 2026, and continuing through the remainder of the Lease Term (as previously extended), Tenant shall pay to Landlord monthly installments of Base Rent for the entire Premises in accordance with the terms of the Lease, as follows:

Period During Lease Term	Annual Base Rent	Monthly Installment of Base Rent
April 1, 2026 – August 31, 2026	[…***…]	[…***…]
September 1, 2026 – August 31, 2027	[…***…]	[…***…]
September 1, 2027 – August 31, 2028	[…***…]	[…***…]
September 1, 2028 – August 31, 2029	[…***…]	[…***…]
September 1, 2029 – August 31, 2030	[…***…]	[…***…]
September 1, 2030 – August 31, 2031	[…***…]	[…***…]
September 1, 2031 – August 31, 2032	[…***…]	[…***…]
September 1, 2032 – March 31, 2033	[…***…]	[…***…]

Commencing on April 1, 2026, the foregoing Base Rent schedule shall replace in its entirety the Base Rent schedule set forth in the Second Amendment.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

* The foregoing Base Rent schedule has been calculated based on (i) the “Lease Commencement Date” (as that term is defined in the Building 3 Lease) occurring on September 1, 2025, and, therefore, the Lease Expiration Date occurring on March 31, 2033. If the Lease Expiration Date occurs on a date earlier than March 31, 2033, then the above Base Rent schedule shall be revised by Landlord based on the actual Lease Expiration Date (such that the Existing Premises Additional Monthly Base Rent shall be paid back to Landlord over a period of 84 monthly Base Rent payments) and Landlord shall deliver to Tenant a notice of Lease Term dates (the “Notice of Lease Term Dates”), which shall be in substantially the form as set forth in Exhibit C attached to the Original Lease but which shall also set forth such revised Base Rent schedule, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within […***…] business days of receipt thereof.

** Landlord and Tenant hereby acknowledge and agree that the Existing Premises Additional Monthly Base Rent with respect to the entire Premises is equal to […***…] per month and shall be paid by Tenant during the final eighty-four (84) full calendar months of the Lease Term. The Existing Premises Additional Monthly Base Rent is included in the above schedule of Base Rent for the Premises.

3.
Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Third Amendment, excepting only Newmark and The Broderick Group, Inc. (collectively, the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Third Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. The terms of this Section 3 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended. Landlord shall be responsible for any commission or fee due the Brokers in connection with this Lease pursuant to the terms of a separate written agreement between Landlord and such Brokers.
4.
Counterparts. This Third Amendment may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single Third Amendment.
5.
Signatures. The parties hereto consent and agree that this Third Amendment may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Third Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Third Amendment electronically, and (2) the electronic signatures appearing on this Third Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.
No Further Modification. Except as specifically set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease, and the terms and conditions of this Third Amendment, the terms and conditions of this Third Amendment shall prevail.

[signatures follow on next page]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to be executed the day and date first above written.

“LANDLORD”:

NITROGEN PROPCO 2020, L.P.,

a Delaware limited partnership

By: NITROGEN DEBT HOLDINGS GENPAR, LLC,

its General Partner

By: NITROGEN JV 2020, LLC

its Sole Member

By: WTP NORTH CREEK, LLC,

its Administrative Member

By: \s\ Jeremy Dorsett

Name: Jeremy Dorsett

Its: Vice President

“TENANT”:

IMMUNOME, INC.,

a Delaware corporation

By: \s\ Clay Siegall

Name: Clay Siegall

Its: President and CEO